UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1 –	Reports to Stockholders –

The Report to Shareholders is attached herewith.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”), for the fiscal year ended December 31, 2020. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Portfolio Management

The day-to-day management of the Fund is the responsibility of the Global Emerging Markets Equity team of Aberdeen Asset Managers Limited. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. Effective December 31, 2020, Mark Gordon James left the Investment Manager. The Fund is managed using a team-based approach.

Total Investment Return

For the fiscal year ended December 31, 2020, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund’s current primary benchmark, old benchmark and Custom Index (defined below) are as follows:

NAV*	13.1%
Market Price*	11.4%
MSCI Emerging Markets Index (Net Dividends)[1,2,3]	18.3%
MSCI Emerging Markets Index (Gross Dividends)[1,2,3]	18.7%

* assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 6).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

		Closing
		Market
	NAV	Price	Discount
12/31/2020	$9.41	$8.16	13.3%
12/31/2019	$8.66	$7.62	12.0%

Throughout the fiscal year ended December 31, 2020, the Fund’s NAV was within a range of $5.41 to $9.43 and the Fund’s market price was within a range of $4.45 to $8.20 for the same time period. Throughout the fiscal year ended December 31, 2020, the Fund’s shares traded within a range of a discount of 10.45% to 18.10%.

Distribution Policy

Commencing with the March 2020 distribution, the Board approved an increase of the annualized distribution rate for the 2020 calendar year to 2.5%, payable quarterly. As announced on December 21, 2020, consistent with the Fund’s policy to pay distributions quarterly, comprised of net investment income generated by dividends paid from the Fund’s underlying securities, and, to the extent necessary, paid-in capital, the Fund will maintain the annualized distribution rate at 2.5%, payable quarterly. This policy will be subject to ongoing review by the Board.

Revolving Credit Facility

On June 23, 2020, the Fund renewed its $55 million Revolving Credit Facility for a 1-year period with The Bank of Nova Scotia. The outstanding balance on the loan as of December 31, 2020 was $40,900,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2020 and fiscal year ended December 31, 2019, the Fund repurchased 0 and 74,175 shares, respectively.

1	The MSCI Emerging Markets Index (Net Dividends) captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

2	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete Fund performance, please visit http://www.aberdeenaef.com.

3	At a meeting held on December 10, 2019, the Fund’s Board of Directors approved a change in the Fund’s benchmark from the MSCI Emerging Markets Index (Gross Dividends) to the MSCI Emerging Markets Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. For more information about the impact on Fund performance please see the Report of the Investment Manager on page 4.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility and on the Fund’s investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/ contact-us/preferences.

Contact Us:

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

•	Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•	Email: Investor.Relations@aberdeenstandard.com; or

•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Report of the Investment Adviser (unaudited)

Market/economic review
Emerging-market (EM) equities ended 2020 on a high note despite the shock from the COVID-19 pandemic and other major challenges. Initial optimism from a U.S.-China trade agreement early in the year gave way to the emergence of the pandemic that sent equity markets worldwide into a tailspin. In the vacuum of information about the virus, governments globally imposed lockdowns in an effort to contain its spread. This brought international travel and trade to a standstill, hampering economic activity. Commodity prices also plummeted as demand evaporated. EMs were particularly hard hit as their currencies slumped against the U.S. dollar. All of this caused the EM equity asset class to sell off aggressively in the first quarter of 2020.

Global financial markets subsequently rebounded, as many economies reopened for business over the summer of 2020. Generous pandemic- relief packages in China, Japan, the European Union and the U.S. helped reignite trade and consumer activity, while unprecedented policy support by central banks worldwide also fueled the rally. The technology sector was a key beneficiary, as pandemic-induced lockdowns and work-from-home policies pushed consumers and businesses online. This led to higher demand for e-commerce, while the surge in demand for data services, smartphones and PC memory chips supported resilient earnings and healthy margins for technology and semiconductor suppliers.

A growing divergence in fortunes worldwide soon became apparent in the latter half of 2020. Many governments that had reopened their economies after shorter lockdown periods found themselves inundated by a spike in infections, while those that waited to reopen experienced a smoother recovery. Improving domestic consumption and economic data, as well as the stellar performances of the technology-heavy Northeast Asian markets, led the recovery for the EM equity asset class, spearheading its outperformance against its developed-market peers. Elsewhere, Indian stocks benefited from the ruling Bharatiya Janata Party’s (BJP) key agricultural reforms, while the Latin American market was lifted by a recovery in commodity and energy prices, as well as a weakening U.S. dollar.

By the end of the reporting period, the approval of several viable COVID-19 vaccines and the rollout of inoculations buoyed hopes for a quicker global economic recovery, shifting investors’ focus towards riskier assets.

Fund performance review
Aberdeen Emerging Markets Equity Income Fund returned 13.1%1 on a net asset value basis for the 12-month period ended December 31, 2020, versus the 18.3% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends).2

Despite the Fund’s overall double-digit return, the underperformance relative to its benchmark was due predominantly to the Fund’s underweight exposure to the consumer discretionary sector, particularly online retailers. These stocks performed especially well over the reporting period due to lockdowns and social-distancing measures that boosted demand for e-commerce services as consumers were driven to online channels. The Fund’s underweight to the sector is due to, what we believe, the tendency of technology companies opting to reinvest profits instead of paying dividends. While the lack of exposure to Chinese online retailer Meituan Dianping, which is a large constituent of the benchmark MSCI Emerging Markets Index, detracted from Fund performance for the reporting period, the exposure to Latin America’s largest e-commerce company, MercadoLibre Inc., had a positive impact. The company’s online sales, as well as fintech3 volumes, grew robustly over the reporting period. Additionally, the Fund’s exposure to Tencent Holdings Ltd. bolstered Fund performance as the position in the entertainment and social- media giant proved to be defensive during the COVID-19-induced lockdowns; the time spent on digital entertainment, including online games, surged during the reporting period.

Stock selection in the energy sector also weighed on the Fund’s relative performance for the reporting period. The slump in demand, particularly from transportation and travel, as well as volatile crude prices, hurt the Fund’s holdings in several companies. Holdings in Russian petroleum and natural gas company Lukoil PJSC, and CNOOC Ltd., one of China’s largest crude oil producers, detracted. Furthermore, CNOOC’s share price moved lower over the reporting period due to additional U.S. sanctions on Chinese firms with suspected military links. On the flipside, the lack of exposure to Brazilian state-owned oil company Petrobras contributed. The Fund’s holding in Brazilian miner Vale benefited from a recovery in iron ore prices, which bolstered the Fund’s relative performance.

Additionally, Fund performance was enhanced by technology-related, growth-led stocks that performed positively over the reporting period,

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	Fintech comprises computer programs and other technology used to support or enable banking and financial services.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of the Investment Adviser (unaudited) (continued)

particularly those in Northeast Asia. South Korean electric-vehicle battery maker LG Chem was among the top contributors, as its share price rose on investors’ expectations that the demand for electric vehicles will increase, led by supportive government policies and subsidies globally. High-growth, semiconductor suppliers Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) also benefited the Fund’s relative performance for the reporting period. The improved outlook for computer memory prices, amid tighter supply, with lower inventory levels and lower investment in capacity for chip-makers, supported shares of these companies. The holding in Taiwan-based GlobalWafers Co. Ltd. also contributed to Fund performance. At the end of the reporting period, news of the semiconductor manufacturer’s intention to acquire German silicon wafer company Siltronic AG (which the Fund does not hold) boosted its share price as the move is expected to consolidate the industry and raise its pricing power. Outside of Northeast Asia, the Fund’s holding in Indian IT services provider Infosys Ltd. enhanced performance, as the company’s globally competitive software engineering services were in high demand over the reporting period.

Outlook
We are cautiously optimistic about the outlook for EM stocks. With investors’ growing risk appetites, we are seeing a rotation from lower- dividend-yielding growth stocks into more cyclical stocks. We believe that countries which are successful in distributing the COVID-19 vaccine will lead the global economic recovery. Nevertheless, we believe that several key risks face the asset class, including the removal of fiscal and monetary support that has helped cushion the impact of the economic downturn thus far. In our view, signs of economic recovery, such as a sustained uptick in inflation, are likely to trigger a relative tightening of fiscal and monetary policy, particularly given the elevated debt levels and asset valuations. Another risk is the U.S.’s fractious relationship with China, although we believe that this could improve under the administration of President Joe Biden.

From a Fund perspective, we believe that the EM asset class remains attractive due to its diverse range of high-quality companies, and structural growth drivers, including healthy demographics and a growing middle class, combined with an increasing number of global leaders, particularly in the technology sector. We intend to continue to employ our bottom-up stock-picking process to identify companies that in our view have appealing income-growth prospects at reasonable valuations, in an effort to enhance the Fund’s performance. We believe that, by maintaining our disciplined approach, the Fund’s holdings should deliver sustainable returns to shareholders over the longer term.

Aberdeen Asset Managers Limited

Risk Considerations
Past performance is not an indication of future results.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark, prior benchmark and Custom Index (as defined below) for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	13.1%	6.8%	16.2%	1.6%
Market Price	11.4%	4.4%	15.5%	0.8%
MSCI Emerging Markets Index (Net Dividends)*	18.3%	6.2%	12.8%	3.6%
MSCI Emerging Markets Index (Gross Dividends)	18.7%	6.6%	13.2%	4.0%
Custom AEF Emerging Markets Index[1]	18.3%	8.7%	15.8%	-0.5%

Effective April 30, 2018, Aberdeen Asset Managers Limited (“AAML” or the “Adviser”), the Fund’s adviser, entered into an expense limitation agreement with the Fund that is effective through June 30, 2021. Without such waivers and limitation agreements, performance would be lower. AAML had previously entered into a written contract with the Fund to waive certain fees which was terminated on April 30, 2018. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended December 31, 2020. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Performance information for periods prior to April 30, 2018 does not reflect the Fund’s current strategy. Past performance is no guarantee of future results.The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2020, was 1.44%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2020, was 1.44%. The net operating expenses, net of fee waivers and excluding interest and line of credit expense based on the fiscal year ended December 31, 2020, was 1.27%.

*	At a meeting held on December 10, 2019, the Fund’s Board of Directors approved a change in the Fund’s benchmark from the MSCI Emerging Markets Index (Gross Dividends) to the MSCI Emerging Markets Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

1	The indices and time periods for the Custom AEF Emerging Markets Index (the “Custom Index”) aligns with the strategies utilized and benchmark for the Fund during the time periods as noted. The Custom Index reflects the returns of the MSCI Emerging Markets Latin America Index (Net Dividends) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Dividends) for periods subsequent to April 30, 2018. MSCI EM Latin America Index (Net Dividends) captures large and mid-cap representation across the following 6 EM countries* in Latin America: Argentina, Brazil, Chile, Colombia, Mexico, and Peru. With 107 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of December 31, 2020.

Sectors	As a Percentage of Net Assets
Information Technology	28.5%*
Financials	21.6%
Communication Services	15.3%
Consumer Discretionary	13.1%
Real Estate	6.6%
Materials	6.4%
Consumer Staples	5.1%
Utilities	4.4%
Industrials	4.0%
Energy	3.7%
Private Equity	0.3%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(9.4)%
100.0%

*	The sectors, as classified by GICS, are comprised of several industries. As of December 31, 2020, the Fund did not have more than 25% of its assets invested in any industry. As of December 31, 2020, the Fund’s holdings in the Information Technology sector were allocated to five industries: Semiconductors & Semiconductor Equipment (11.4%), Technology Hardware (10.9%), Information Technology Services (4.4%), Electronic Equipment Instruments & Components (1.2%) and Communications Equipment (0.6%).

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2020.

Countries	As a Percentage of Net Assets
China	28.4%
South Korea	13.5%
Taiwan	13.4%
India	12.1%
Brazil	9.2%
Russia	5.9%
Hong Kong	5.5%
Thailand	3.9%
South Africa	3.5%
Mexico	3.0%
Other	1.6%
100.0%

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio Summary (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	30.7%*
Taiwan	13.4%
South Korea	13.0%
India	11.1%
United States	10.8%
Brazil	5.4%
China	5.1%
South Africa	4.7%
Thailand	3.9%
Russia	2.9%
Indonesia	2.6%
Mexico	1.6%
Turkey	1.1%
United Kingdom	0.9%
Kenya	0.9%
Romania	0.5%
Poland	0.4%
Short-Term Investments	0.4%
Other Liabilities	9.4)%
100.0%

*	includes 6.3% H Shares which are Chinese issued securities that trade in Hong Kong dollar

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2020:

Name of Security	As a Percentage of Net Assets
Samsung Electronics Co. Ltd. Pref	10.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	8.6%
Tencent Holdings Ltd.	7.5%
Ping An Insurance Group Co. of China Ltd., H Shares	2.8%
Globalwafers Co. Ltd.	2.8%
Vale SA, ADR	2.6%
China Merchants Bank Co. Ltd., H Shares	2.6%
LG Chem Ltd.	2.6%
China Resources Land Ltd.	2.5%
LUKOIL PJSC, ADR	2.4%

8	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments

As of December 31, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—109.0% COMMON STOCKS —93.5%
AUSTRALIA—1.2%
218,900	BHP Group PLC	Metals & Mining—1.2%	$5,814,754
BRAZIL—7.5%
1,133,100	Ambev SA	Beverages—0.7%	3,425,515
257,300	B3 SA—Brasil Bolsa Balcao	Capital Markets—0.6%	3,080,595
1,447,602	Banco Bradesco SA	Banks—1.4%	6,785,776
3,280	MercadoLibre, Inc.(a)	Internet & Direct Marketing Retail—1.2%	5,494,722
508,800	Telefonica Brasil SA	Diversified Telecommunication Services—1.0%	4,574,572
743,095	Vale SA, ADR	Metals & Mining—2.6%	12,454,272
			35,815,452
CHILE—0.8%
948,900	Enel Chile SA, ADR	Electric Utilities—0.8%	3,691,221
CHINA—28.4%
251,400	Alibaba Group Holding Ltd.(a)	Internet & Direct Marketing Retail—1.5%	7,311,844
1,968,500	China Merchants Bank Co. Ltd., H Shares	Banks—2.6%	12,452,817
1,418,700	China Mobile Ltd.(o)	Wireless Telecommunication Services—1.7%	8,087,226
982,000	China Resources Gas Group Ltd.	Gas Utilities—1.1%	5,219,761
2,925,500	China Resources Land Ltd.	Real Estate Management & Development—2.5%	12,055,657
1,307,000	China Vanke Co. Ltd., H Shares	Real Estate Management & Development—0.9%	4,512,038
6,487,000	CNOOC Ltd.(o)	Oil, Gas & Consumable Fuels—1.3%	5,951,312
599,886	Midea Group Co. Ltd., A Shares (Stock Connect(b)	Household Durables—1.9%	9,034,520
1,432,280	NARI Technology Co. Ltd., A Shares
	(Stock Connect(b)	Electrical Equipment—1.2%	5,829,657
1,095,500	Ping An Insurance Group Co. of China Ltd., H Shares	Insurance—2.8%	13,331,810
2,537,135	SAIC Motor Corp. Ltd., A Shares (Stock Connect(b)	Automobiles—2.0%	9,493,679
345,000	Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods—1.4%	6,761,391
496,100	Tencent Holdings Ltd.	Interactive Media & Services—7.5%	35,696,265
			135,737,977
HONG KONG—5.5%
418,000	AIA Group Ltd.	Insurance—1.1%	5,093,798
8,822,000	Convenience Retail Asia Ltd.	Food & Staples Retailing—0.1%	671,652
2,803,000	Hang Lung Properties Ltd.	Real Estate Management & Development—1.5%	7,386,631
176,432	Hong Kong Exchanges & Clearing Ltd.	Capital Markets—2.0%	9,677,594
19,515,000	Pacific Basin Shipping Ltd.	Marine—0.8%	3,681,309
			26,510,984
INDIA—12.1%
124,000	Hindustan Unilever Ltd.	Household Products—0.9%	4,068,419
306,100	Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance—2.2%	10,688,034
1,414,199	Indus Towers Ltd.	Diversified Telecommunication Services—0.9%	4,463,060
540,000	Infosys Ltd.	Information Technology Services—1.9%	9,240,147
292,600	Infosys Ltd., ADR	Information Technology Services—1.0%	4,959,570
3,758,000	ITC Ltd.	Tobacco—2.3%	10,767,422
2,480,000	Power Grid Corp. of India Ltd.	Electric Utilities—1.4%	6,401,490
179,600	Tata Consultancy Services Ltd.	Information Technology Services—1.5%	7,057,437
			57,645,579

Aberdeen Emerging Markets Equity Income Fund, Inc.	9

Portfolio of Investments (continued)

As of December 31, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued) COMMON STOCKS (continued)
INDONESIA—2.6%
17,627,000	Bank Rakyat Indonesia Persero Tbk PT	Banks—1.1%	$5,240,563
1,732,700	Mandom Indonesia Tbk PT	Personal Products—0.2%	798,522
38,109,800	Sepatu Bata Tbk PT(a)	Textiles, Apparel & Luxury Goods—0.4%	1,722,400
19,211,800	Telkom Indonesia Persero Tbk PT	Diversified Telecommunication Services—0.9%	4,529,467
			12,290,952
KENYA—0.9%
13,543,600	Safaricom PLC	Wireless Telecommunication Services—0.9%	4,235,209
MACAU—1.9%
2,039,200	Sands China Ltd.	Hotels, Restaurants & Leisure—1.9%	8,905,996
MEXICO—3.0%
128,057	Grupo Aeroportuario del Centro Norte SAB de CV, ADR(a)	Transportation Infrastructure—1.4%	6,617,986
1,384,645	Grupo Financiero Banorte SAB de CV, Class O(a)	Banks—1.6%	7,629,655
			14,247,641
POLAND—0.4%
93,838	Allegro.eu SA(a)(c)	Internet & Direct Marketing Retail—0.4%	2,127,601
ROMANIA—0.5%
711,100	BRD-Groupe Societe Generale SA(a)	Banks—0.5%	2,657,208
RUSSIA—5.9%
485,400	Globaltrans Investment PLC, GDR	Road & Rail—0.6%	2,902,692
169,171	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—2.4%	11,517,160
2,429,800	Moscow Exchange MICEX-RTS PJSC	Capital Markets—1.1%	5,240,243
2,288,500	Sberbank of Russia PJSC	Banks—1.8%	8,391,369
			28,051,464
SOUTH AFRICA—3.5%
1,559,400	FirstRand Ltd.	Diversified Financial Services—1.1%	5,433,586
56,100	Naspers Ltd., N Shares	Internet & Direct Marketing Retail—2.4%	11,487,855
			16,921,441
TAIWAN—13.4%
266,000	Accton Technology Corp.	Communications Equipment—0.6%	2,999,068
520,000	Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment—2.8%	13,136,137
1,954,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—1.4%	6,877,914
2,158,000	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment—8.6%	40,823,882
			63,837,001
THAILAND—3.9%
4,101,400	Hana Microelectronics PCL, Foreign Shares	Electronic Equipment Instruments & Components—1.2%	5,439,937
2,522,600	Intouch Holdings PCL, Foreign Shares	Wireless Telecommunication Services—1.0%	4,733,513
14,433,400	Land & Houses PCL, Foreign Shares	Real Estate Management & Development—0.8%	3,832,478

10	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2020

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued) COMMON STOCKS (continued) THAILAND (continued)
7,947,300		Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	Equity Real Estate Investment Trusts (REIT)—0.9%	$4,459,643
				18,465,571
TURKEY—1.1%
3,068,381		Enerjisa Enerji AS(c)	Electric Utilities—1.1%	5,164,193
UNITED KINGDOM—0.9%
485,527		M.P. Evans Group PLC	Food Products—0.9%	4,382,126
		Total Common Stocks		446,502,370
PREFERRED STOCKS—15.2%
BRAZIL—1.7%
3,583,120		Itausa—Investimentos Itau SA	Banks—1.7%	8,131,261
SOUTH KOREA—13.5%
35,056		LG Chem Ltd.	Chemicals—2.6%	12,340,926
736,593		Samsung Electronics Co. Ltd. Pref	Technology Hardware, Storage & Peripherals—10.4%	49,968,213

1,455		Samsung Electronics Co. Ltd., Pref GDR	Technology Hardware, Storage & Peripherals—0.5%	2,429,850
				64,738,989
		Total Preferred Stocks		72,870,250
PRIVATE EQUITY—0.3% GLOBAL—0.0%*
11,723,413	(d)	Emerging Markets Ventures I, L.P.(a)(e)(f)(g)(h)(i)	Private Equity— –%	80,774
ISRAEL—0.3%
1,250,001	(d)	ABS GE Capital Giza Fund, L.P.(a)(e)(f)(h)(i)(j)	Private Equity— –%	21,988
3,349,175	(d)	BPA Israel Ventures, LLC(a) (e)(f)(g)(h)(i)(j)	Private Equity—0.1%	186,147
108,960		Exent Technologies Ltd. Preferred A1 Shares(a)(e)(f)(h)(i)(k)	Private Equity— –%	—
93,456		Exent Technologies Ltd. Preferred C Shares(a)(e)(f)(h)(i)(k)	Private Equity— –%	—
23,574		Exent Technologies Ltd. Warrants A1(a)(e)(f)(h)(i)(k)	Private Equity— –%	—
4,000,000	(d)	Giza GE Venture Fund III, L.P.(a)(e)(f)(h)(i)(j)(l)	Private Equity— –%	20,720
1,522,368	(d)	Neurone Ventures II, L.P.(a)(e)(f)(h)(i)(j)(l)	Private Equity—0.1%	463,028
2,400,000		Telesoft Partners II QP, L.P.(a)(e)(h)(i)(j)	Private Equity—0.1%	521,640
				1,213,523
		Total Private Equity		1,294,297
		Total Long-Term Investments—109.0% (cost $440,026,951)		520,666,917
Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
1,785,775	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(m)	1,785,775
	Total Short-Term Investment—0.4% (cost $1,785,775)	1,785,775
	Total Investments—109.4% (cost $441,812,726)(n)	522,452,692
	Liabilities in Excess of Other Assets—(9.4)%	(44,979,811)
	Net Assets—100.0%	$477,472,881

Aberdeen Emerging Markets Equity Income Fund, Inc.	11

Portfolio of Investments (concluded)

As of December 31, 2020

(a)	Non-income producing security.

(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)	Denotes a security issued under Regulation S or Rule 144A.

(d)	Represents contributed capital.

(e)	Illiquid security.

(f)	Considered in liquidation by the Fund’s Adviser.

(g)	As of December 31, 2020, the aggregate amount of open commitments for the Fund is $2,627,412.

(h)	Restricted security, not readily marketable. See Note 2(b) of the accompanying Notes to Financial Statements.

(i)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(j)	Fund of Fund investment.

(k)	Direct investment.

(l)	Considered active investments by the Fund’s Adviser.

(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2020.

(n)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.

(o)	The Fund will divest from securities subject to Executive Order 13959 (the “EO”) in accordance with the applicable requirements and timelines. The Fund is in compliance with the EO and will remain in compliance with the EO.

*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2020

Assets
Investments, at value (cost $440,026,951)	$520,666,917
Short-term investments, at value (cost $1,785,775)	1,785,775
Foreign currency, at value (cost $4,475,608)	4,475,665
Interest and dividends receivable	647,694
Receivable for investments sold	17,358
Tax reclaim receivable	57,045
Prepaid expenses	86,280
Prepaid expenses in connection with revolving credit facility (Note 7)	4,584
Total assets	527,741,318
Liabilities
Revolving credit facility payable (Note 7)	40,900,000
Dividends payable to common shareholders	6,817,486
Investment advisory fees payable (Note 3)	1,117,258
Deferred foreign capital gains tax(Note 2h)	837,102
Administration fees payable (Note 3)	87,024
Director fees payable	53,250
Interest payable on revolving credit facility	32,644
Investor relations fees payable (Note 3)	31,065
Other accrued expenses	392,608
Total liabilities	50,268,437

Net Assets	$477,472,881
Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$50,752
Paid-in capital in excess of par	450,025,560
Distributable earnings	27,396,569
Net Assets	$477,472,881
Net asset value per share based on 50,751,778 shares issued and outstanding	$9.41

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statement of Operations

For the Year Ended December 31, 2020

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $1,678,791)	$17,190,936
Interest income	12,055
Total Investment Income	17,202,991

Expenses:
Investment advisory fee (Note 3)	3,377,046
Administration fee (Note 3)	312,705
Excise tax expense	293,901
Custodian’s fees and expenses	241,469
Directors’ fees and expenses	224,346
Insurance expense	136,122
Investor relations fees and expenses (Note 3)	106,617
Reports to shareholders and proxy solicitation	75,128
Independent auditors’ fees and expenses	72,112
Legal fees and expenses	50,623
Transfer agent’s fees and expenses	37,187
Miscellaneous	42,531
Total expenses before reimbursed/waived expenses	4,969,787
Interest and revolving credit facility expenses (Note 7)	665,844
Total expenses	5,635,631
Less: Investment advisory fee waiver (Note 3)	(2,830)
Net expenses	5,632,801

Net Investment Income	11,570,190
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(26,083,344)
Foreign currency transactions	(449,866)
(26,533,210)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $808,715 change in deferred capital gains tax)	67,040,278
Foreign currency translation	8,852
67,049,130
Net realized and unrealized gain from investments and foreign currency translations	40,515,920
Net Increase in Net Assets Resulting from Operations	$52,086,110

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$11,570,190	$12,900,241
Net realized loss from investment and foreign currency related transactions	(26,533,210)	(19,113,093)
Net change in unrealized appreciation on investments and foreign currency translation	67,049,130	84,713,465
Net increase in net assets resulting from operations	52,086,110	78,500,613
Distributions to Shareholders From:
Distributable earnings	(13,943,039)	(8,986,152)
Net decrease in net assets from distributions	(13,943,039)	(8,986,152)
Repurchase of common stock resulting in the reduction of 0 and 74,175 shares of common stock, respectively (Note 6)	–	(516,082)
Cost of shares purchased through a tender offer (including $0 & $161,303 in expenses, respectively) of 0 and 8,956,196 shares, respectively (Note 5)	–	(70,557,004)
Expenses in connection with the tender offer (Note 6)	–	69,642
Change in net assets from capital transactions	–	(71,003,444)
Change in net assets resulting from operations	38,143,071	(1,488,983)
Net Assets:
Beginning of year	439,329,810	440,818,793
End of year	$477,472,881	$439,329,810

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Financial Highlights

	For the Fiscal Years Ended December 31,
	2020	2019	2018(a)		2017(b)(c)		2016(c)
PER SHARE OPERATING PERFORMANCE(d):
Net asset value per common share, beginning of year	$8.66	$7.37	$9.99		$7.80		$5.91
Net investment income	0.23	0.23	0.19		0.10		0.11
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.79	1.21	(1.36)		2.23		1.88
Total from investment operations applicable to common shareholders	1.02	1.44	(1.17)		2.33		1.99
Dividends and distributions to common shareholders from:
Net investment income	(0.27)	(0.17)	(0.13)		(0.14)		(0.10)
Net realized gains	–	–	(1.36)		–		–
Total distributions	(0.27)	(0.17)	(1.49)		(0.14)		(0.10)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	–	0.01		–		–
Impact due to tender offer	–	0.02	0.03		–		–
Total capital share transactions	–	0.02	0.04		–		–
Net asset value per common share, end of year	$9.41	$8.66	$7.37		$9.99		$7.80
Market value, end of year	$8.16	$7.62	$6.35		$9.15		$6.78

Total Investment Return Based on(e):
Market value	11.42%	22.80%	(16.72%)		37.05%		31.68%
Net asset value	13.06%	20.25%	(10.38%)		30.05%		33.81%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$477,473	$439,330	$440,819		$217,187		$169,502
Average net assets (000 omitted)	$390,881	$442,354	$445,001		$203,477		$161,113
Total expenses, net of fee waivers(e)	1.44%	1.54%	1.55	%(f)	1.68	%(f)	1.37	%(f)
Total expenses, excluding fee waivers(e)	1.44%	1.57%	1.56	%(f)(g)	1.70	%(f)	1.38	%(f)
Total expenses, excluding taxes net of fee waivers	1.44%	1.54%	1.45	%(g)	1.32%		1.34%
Total expenses, excluding taxes and interest and revolving credit facility	1.27%	1.19%	1.25	%(g)	–	(h)	–	(h)
Net investment income(e)	2.96%	2.92%	2.24	%(f)	1.03	%(f)	1.48	%(f)
Portfolio turnover	21.03%	13.26%	145.10	%(i)	14.53%		10.71%
Senior securities (loan facility) outstanding (000 omitted)	$40,900	$40,900	$49,000		$–	(h)	$–	(h)
Asset coverage ratio on revolving credit facility at year end	1,267%	1,174%	1,000%		–	(h)	–	(h)
Asset coverage per $1,000 on revolving credit facility at year end(j)	$12,674	$11,742	$9,996		$–	(h)	$–	(h)

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emerging Markets Equity Income Fund on April 27, 2018.

(b)	Beginning with the year ended December 31, 2017, the Fund has been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

(c)	Historical net asset value and per share amounts for the accounting survivor of the reorganizations have been recasted to reflect the conversion ratio of 2.9187 in effect on the date of reorganization of April 27, 2018. Ratios to Average Net Assets were not impacted.

(d)	Based on average shares outstanding.

(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(f)	Ratios include the effect of Chilean taxes.

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights (concluded)

(g)	Effective April 30, 2018, the Fund entered into an expense limitation agreement to limit total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. (See Note 3) Prior to this, there was no expense limitation agreement in place.

(h)	Effective June 26, 2018, the Fund began utilizing the revolving credit facility.

(i)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to the reorganization of the Fund and change in investment strategy.

(j)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Notes to Financial Statements

December 31, 2020

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE American under the ticker symbol “AEF”.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments;
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund may also invest in private equity private placement securities, which represented 0.3% of the net assets of the Fund as of December 31, 2020. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$60,177,666	$386,324,704	$—	$446,502,370
Preferred Stocks	2,429,850	70,440,400	—	72,870,250
Short-Term Investment	1,785,775	—	—	1,785,775
Total	$64,393,291	$456,765,104	$—	$521,158,395
Private Equity(a)				1,294,297
Total Investments				$522,452,692

Amounts listed as “–” are $0 or round to $0.

(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2020

b. Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities –at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

f. Distributions:
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

h. Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

i. Partnership Accounting Policy:
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:
Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the fiscal year ended December 31, 2020, AAML earned $3,377,046 for advisory services.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through December 31, 2020, AAML waived a total of $2,830 pursuant to the Expense Limitation Agreement. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the “Reimbursement Requirements”).

As of December 31, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for them Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 12/31/21)	Amount Fiscal Year 2019 (Expires 12/31/22)	Amount Fiscal Year 2020 (Expires 12/30/23)	Total*
$70,875	$151,341	$2,830	$225,046

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (continued)

December 31, 2020

b. Fund Administration:
Aberdeen Standard Investments, Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2020, ASII earned $312,705 from the Fund for administration services.

c. Investor Relations:
Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment. During the fiscal year ended December 31, 2020, the Fund incurred investor relations fees of approximately $106,617. For the fiscal year ended December 31, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2020, were $90,206,052 and $90,818,517, respectively.

5. Capital
The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of December 31, 2020, there were 50,751,778 shares of common stock issued and outstanding.

a. Tender Offer and Distribution
On May 8, 2019, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196.00 shares of capital stock at a price equal to $7.86. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

6. Open Market Repurchase Program
The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2020, the Fund did not repurchase any shares pursuant to its repurchase agreement.

7. Credit Facility
The Fund’s $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia was renewed on June 23, 2020 for a 1-year term. The outstanding balance on the loan as of December 31, 2020 was $40,900,000 and the average interest rate on the loan facility was 1.49%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued) December 31, 2020

8. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at net asset value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/20	Percent of Net Assets	Cumulative Distributions Received(2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$21,988	–	$1,660,765
BPA Israel Ventures, LLC (3)	10/05/00 – 12/09/05	4,600,000	1,809,951	186,147	0.04	705,645
Emerging Markets Ventures I, L.P. (3)	01/22/98 – 01/10/06	13,100,000	3,999,829	80,774	0.02	12,723,311
Exent Technologies Ltd. Preferred A1 Shares (4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares (4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1 (4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	4,000,000	2,429,172	20,720	–	1,323,321
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	1,500,000	5,405	463,028	0.10	1,270,282
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	980,960	521,640	0.11	1,367,820
Total		$26,850,000	$10,388,819	$1,294,297	0.27	$19,051,144

Amounts listed as “–” are $0 or round to $0.

(1)	Telesoft Partners II QP, L.P. is still considered an active investment by the Fund’s Adviser. Exent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Giza GE Venture Fund III, L.P. and Emerging Markets Ventures I, L.P. are in liquidation.

(2)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(3)	BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587.

(4)	Exent Technologies Ltd. was a security received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

9	Portfolio Investment Risks

a.       Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the

U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b.	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (continued)

December 31, 2020

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

f. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

g. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

h. Market Events Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of the Fund’s investments as described in the Letter Shareholders and Report of the Investment Manager. The COVID-19 pandemic and impacts thereof may continue for an extended period of time. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK’s departure from the EU (“Brexit”) could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

In addition, investment in Hong Kong issuers may subject the Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong’s economy and thereby impact the Fund.

Please read the prospectus for more detailed information regarding these and other risks.

10.	Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Notes to Financial Statements (concluded)

December 31, 2020

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation	)
$438,675,265	$134,015,296	$(50,237,869)	$83,777,427

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 was as follows:

	December 31, 2020	December 31, 2019
Distributions paid from: Ordinary Income	$13,943,039	$8,986,152
Net long-term capital gains	—	—
Total tax character of distributions	$13,943,039	$8,986,152

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:*

Undistributed ordinary income – net	$3,917,190
Undistributed long-term capital gains – net	—
Total undistributed earnings	$3,917,190
Capital loss carryforward	(59,464,647	)**
Other currency gains	—
Other temporary differences	—
Unrealized appreciation/(depreciation)	82,944,026	***
Total accumulated earnings/(losses) – net	$27,396,569

*	Subject to pending information certain reclassifications of this information may be required. There would be no impact on the Fund’s net asset value.

**	On December 31, 2020, the Fund had a net capital loss carryforward of $(59,464,647)which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$11,203,129	Unlimited (Short-Term	)
48,261,518	Unlimited (Long-Term	)

***	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of wash sales, passive foreign investment companies, partnership adjustments and corporate actions.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), nondeductible excise tax and prior year REIT true up. These reclassifications have no effect on net assets or NAVs per share.

Paid-in- Capital	Distributable Earnings/(Accumulated Losses	)
$(293,902)	$293,902

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Aberdeen Emerging Markets Equity Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2016 were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009. Philadelphia,

Pennsylvania

February 24, 2021

Aberdeen Emerging Markets Equity Income Fund, Inc.	27

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended December 31, 2020:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
3/31/2020	3/31/2020	$0.000000	$0.000000	$0.054000	$0.006107	$0.060107	$0.033681	$0.044760
6/30/2020	0.042700	0.000000	0.000000	0.042700	0.004829	0.047529	0.026633	0.035394
9/30/2020	0.043700	0.000000	0.000000	0.043700	0.004943	0.048643	0.027256	0.036222
1/8/2021	0.134330	0.000000	0.000000	0.134330	0.015193	0.149523	0.083784	0.111345
Total	$0.274730	$0.000000	$0.000000	$0.274730	$0.031072	$0.305802	$0.171354	$0.227721

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby reports the amount indicated above or the maximum amount allowable by law.

28	Aberdeen Emerging Markets Equity Income Fund, Inc.

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, except as noted below, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Effective December 31, 2020, Mark Gordon James no longer serves as a portfolio manager to the Fund.

Investment Objectives and Policies

Investment Objectives. The Fund seeks to provide both current income and long-term capital appreciation. The Fund's investment objective is not fundamental, and may be changed by the Fund's Board without shareholder approval.

Principal Investment Strategy. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' prior notice.

Emerging market countries for purposes of this policy include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and countries represented in the MSCI Europe Index.

The definition of equity securities includes:

•	common stock and preferred stock (including convertible preferred stock),

•	stock purchase warrants and rights,

•	equity interests in trusts and partnerships, and

•	American, Global or other types of Depositary Receipts of emerging market securities.

Determinations as to whether a company is an emerging market company will be made by the Investment Adviser based on publicly available information and inquiries made to the company.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, and/or (iii) derive a majority of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries.

The Fund may also invest without limit in those markets deemed by the Investment Adviser to be "Frontier" markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.

From time to time, the Fund may have a significant amount of assets invested in securities of issuers of a single country or of a number of countries in a particular geographic region and therefore may be subject to a greater extent to risks associated therewith.

The Fund uses leverage as part of its investment strategy through senior securities representing indebtedness. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund may use leverage through senior securities representing indebtedness up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Investment Adviser currently intends to utilize leverage generally in the amount of 5% – 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets.

The Fund may invest in securities of any market capitalization.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

Although the Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), will not be subject to these percentage limitations if

Aberdeen Emerging Markets Equity Income Fund, Inc.	29

Additional Information Regarding the Fund (unaudited) (continued)

these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Investment Adviser. Rule 144A Securities (defined below) and Regulation S Securities (defined below) may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Investment Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

To the extent its assets are not invested as described above, the Fund may invest the remainder of its assets in:

•	debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•	equity or debt securities of corporate or governmental issuers located in developed countries, and

•	short-term and medium-term debt securities of the type described below under "Temporary Investments."

The Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities to provide both current income and long-term capital appreciation.

The Fund may invest in debt securities that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser. The Fund may invest in securities of any maturity.

For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.

Temporary Investments. During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Fund's ability to achieve its investment objective.

The Fund may invest in the following short-term instruments:

•	obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•	bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•	floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•	obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser, and

•	shares of money market funds that are authorized to invest in short-term instruments described above.

Currency Transactions. The Investment Adviser generally does not seek to hedge against declines in the value of the Fund's non-U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Investment Adviser may, in its discretion, hedge all or part of the value of the Fund's non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Depositary Receipts. The Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition,

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Additional Information Regarding the Fund (unaudited) (continued)

the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

Portfolio Turnover Rate. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective.

Loans of Portfolio Securities. The Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. If the Fund enters into a securities lending arrangement, it is expected that cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund would receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund would also have the option to require non-cash distributions on the loaned securities to be credited to its account.

An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

In rendering investment advisory services, the Investment Adviser may use the resources of subsidiaries owned by Standard Life Aberdeen plc ("SLA"). The SLA affiliates have entered into a MOU/PSP pursuant to which investment professionals from the SLA affiliates may render portfolio management, research and/or trade services to U.S. clients of the Investment Adviser. As such, in addition to their own extensive resource and experience, the Fund's portfolio management team can draw on the full global investment resources of SLA.

In carrying out the Fund's investment strategies, the Investment Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Investment Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Investment Adviser's quality rating for all companies. Additionally, the Investment Adviser may seek to enhance the yield of the Fund's common stock by leveraging the Fund's capital structure through the borrowing of money, or potentially the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors – Leverage Risk" and "Additional Investment Policies – Leverage" in this section.

The Fund may invest in, among other things, the types of instruments described below:

Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Fund will hold the common stock at the Investment Adviser's discretion.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common

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Additional Information Regarding the Fund (unaudited) (continued)

stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock. A convertible debt security is not counted as an equity security for purposes of the Fund's 80% policy.

Illiquid Securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

Preferred Stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Private Placements and Other Restricted Securities. Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").

Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Rights Issues and Warrants. Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Additional Investment Policies

The Fund has adopted certain policies as set forth below:

Leverage. The Fund may utilize leverage primarily for investment purposes through senior securities representing indebtedness from a bank, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. The portfolio management team anticipates using leverage of 10% to 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such

32	Aberdeen Emerging Markets Equity Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement. Although the Fund has the ability to issue debt securities and preferred stock, it does not currently anticipate issuing any debt securities or preferred stock, which would be subject to approval by the Fund's Board of Directors. The Fund's use of leverage does not impact the fees paid to the Investment Adviser for investment advisory and management services because the Investment Adviser is paid on net assets not total assets.

Other Investment Strategies

Debt Securities. The Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for total return from long-term capital appreciation and/or income. The debt securities in which the Fund may invest include:

•	bonds,

•	notes,

•	bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

•	commercial paper,

•	repurchase agreements, and

•	assignments of loans and loan participations.

The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Risk Factors

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.

Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.

Market Events Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's

Aberdeen Emerging Markets Equity Income Fund, Inc.	33

Additional Information Regarding the Fund (unaudited) (continued)

investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

LIBOR Transition. Under its revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA")

announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

COVID-19. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund's prospectus, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Investment Manager, Investment Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Investment Manager, Investment Adviser, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

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Additional Information Regarding the Fund (unaudited) (continued)

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit. The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU on January 31, 2020 ("Brexit") have yet to provide clarity on what the outcome will be for the UK, Europe and the worldwide economy. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement ("TCA"), which is an agreement on the terms governing certain aspects of the EU's and United Kingdom's relationship following the transition period that expired on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment management, investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite preparations.

Developing and Emerging Markets Risk

Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in emerging markets countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or

Aberdeen Emerging Markets Equity Income Fund, Inc.	35

Additional Information Regarding the Fund (unaudited) (continued)

negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal, accounting and financial reporting systems in many developing and emerging market countries are less developed than those in more developed countries, which may reduce the scope or quality of financial information available to investors. Furthermore, the administration of laws and regulations often may be subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult for investors to bring litigation or to obtain and enforce a judgment against issues in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. Additionally, the economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the investment adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "Currency Exchange Rate Fluctuations."

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.

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Additional Information Regarding the Fund (unaudited) (continued)

Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described for investments in the sections entitled "Foreign Securities" and "Emerging Markets Securities," although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Asian Risk

Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest.

China Securities. In addition to the risks listed above under "Developing and Emerging Markets Risk," "Foreign Securities Risk" investing in certain countries, such as China, may present additional risks. The Fund invests in Chinese domestic securities markets primarily via Stock Connect Programs (defined below). Other than risks involved in investments on an international basis and in emerging markets, as well as other risks of investments generally as described within this section which are applicable to investments in China, investors should also note the additional specific risks below.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.

In recent years, non-Chinese investors, such as the Fund, has been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, "Stock Connect Programs"). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Equity Risk

The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Common Stock and dividends can decline.

Management Risk

The Investment Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Currency Exchange Rate Fluctuations

To the extent the Fund does not hedge against currency risk, the Fund's securities will be subject to the risk that some holdings may lose value because of a decline in the value of the foreign currency or adverse political or economic events in such foreign country or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold many of its assets

Aberdeen Emerging Markets Equity Income Fund, Inc.	37

Additional Information Regarding the Fund (unaudited) (continued)

in foreign currencies. Accordingly, a change in the value of a foreign currency in which the Fund hold securities against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). Even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In addition, although much of the Fund's income will be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the foreign currency declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of the foreign currency required to be converted into U.S. dollars in order to pay those expenses will be greater than the foreign currency equivalent of those expenses at the time they were incurred.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Illiquid Securities Risk

The Fund may invest in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale ("restricted securities") or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund's investments in illiquid securities to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

The Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of the Fund.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions.

Market Discount Risk

The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of an offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's common stock (calculated within 48 hours of pricing). An investor who buys the Fund's common stock in an offering at a price that reflects a premium to NAV may experience a decline in the market value of the shares of common stock independent of any change in the NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund's shares of common

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Additional Information Regarding the Fund (unaudited) (continued)

stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV, or below or above the public offering price for the shares of common stock. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.

Non-Diversified Status

The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities than would a fund with a diversified investment portfolio. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Private Placements and Other Restricted Securities Risk

Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 ("1933 Act"), such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Anti-Takeover Charter Provisions

The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management.

Foreign Custody

The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline

Aberdeen Emerging Markets Equity Income Fund, Inc.	39

Additional Information Regarding the Fund (unaudited) (continued)

as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock. A convertible debt security is not counted as an equity security for purposes of the Fund's 80% policy.

Country/Regional Focus Risk

Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Depositary Receipts

Depositary receipts are typically issued by a bank or trust company and represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Event Risk

Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer's debt. Added debt may significantly reduce the credit quality and market value of an issuer's bonds.

Leverage Risk

The Fund uses leverage as part of its investment strategy through borrowing from a credit facility. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.

The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. Leverage involves certain additional risks, including that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition

40	Aberdeen Emerging Markets Equity Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund's investment manager currently does not believe that such restrictions would significantly impact its management of the Fund.

Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk

In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Valuation Risk

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders are not be able to purchase or sell the Fund's shares on the NYSE American.

Credit Risk

Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities will decline in price, or fail to pay interest, liquidation value

Aberdeen Emerging Markets Equity Income Fund, Inc.	41

Additional Information Regarding the Fund (unaudited) (continued)

or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt securities fall, and vice versa. Interest rate risk is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Investment Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fundamental Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

2.	Borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

3.	Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund's investment policies.

4.	Make short sales of securities or maintain a short position in any security.

5.	Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

7.	Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

In addition to the foregoing restrictions, the Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility as of December 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.

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Additional Information Regarding the Fund (unaudited) (continued)

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholder	(11.0)%	(5.5)%	(0.1)%	5.3%	10.8%

Based on estimated indebtedness of $40,900,000 (representing approximately 7.9% of the Fund's Managed Assets as of December 31, 2020), and an average annual interest rate of 1.15% (effective interest rate as of December 31, 2020), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.1% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by a Fund to holders of shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Aberdeen Emerging Markets Equity Income Fund, Inc.	43

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

44	Aberdeen Emerging Markets Equity Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Emerging Markets Equity Income Fund, Inc.	45

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Directors	Other Directorships Held by Directors**
Independent Directors

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class I Director	Term expires 2021; Director since 2018	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

C. William Maher c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class II Director	Term expires 2022; Director since 2018	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	1	None.

Rahn Porter c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class I Director	Term expires 2021; Director since 2018	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	21	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.

Steven N. Rappaport c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Chairman of the Fund; Class III Director	Term expires 2023; Director since 2003	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	20	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

46	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer & Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII’s Legal Department, where he served as US Counsel since 2012.

Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2011	Currently, Senior Product Manager-US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.

Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII’s registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2012	Currently, Senior Product Manager for ASII. Ms. Hasson joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President	Since 2009	Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role.

Aberdeen Emerging Markets Equity Income Fund, Inc.	47

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President	Since 2009	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore

Matthew Keener** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2020	Currently, Senior Product Manager for ASII. Mr. Keener joined ASII in 2006 as a Fund Administrator.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President & Secretary	Since 2009	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.

Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer & Chief Financial Officer	Since 2009	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.

Jim O’Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O’Connor joined ASII as US Counsel in 2010.

Christian Pittard** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Chief Executive Officer & President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.

Nick Robinson Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1978	Vice President	Since 2011	Currently, Senior Investment Director for Aberdeen Asset Managers Limited since 2016. Previously, Mr. Robinson was a Director and Head of Brazilian Equities, of Aberdeen Asset Managements’s operations in Sao Paulo, Brazil from 2009 to 2016.

Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2009	Currently, Vice President and Head of Product Management and Goverance – Americas since 2021. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

48	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since 2009	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually by the Board.

**	Messrs. Andolina, Demetriou, Goodson, Hendry, Kaloo, Keener, O’Connor, Pittard, and Young and Mses. Ferrari, Hasson, Irvine, Kennedy, Melia and Sitar may serve as officers of one or more other funds in the Fund Complex.

Aberdeen Emerging Markets Equity Income Fund, Inc.	49

Corporate Information

Directors	Administrator
Nancy Yao Maasbach	Aberdeen Standard Investments Inc.
C. William Maher	1900 Market Street
Rahn Porter	Suite 200
Steven N. Rappaport, Chairman	Philadelphia, PA 19103

Investment Adviser	Transfer Agent
Aberdeen Asset Managers Limited	Computershare Trust Company, N.A.
Bow Bells House	P.O. Box 505000
1 Bread Street	Louisville, KY 40233
London, United Kingdom
EC4M 9HH	Independent Registered Public Accounting Firm
KPMG LLP
Custodian	1601 Market Street
State Street Bank and Trust Company	Philadelphia, PA 19103
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171	Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

Investor Relations
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AEF Annual

Item 2 –	Code of Ethics.

(a)	As of December 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 –	Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that C. William Maher, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit and Valuation Committee’s financial expert. Mr. Maher is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 –	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2020	$60,372	$0	$11,740	$0
December 31, 2019	$60,000	$0	$11,620	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, respectively, KPMG billed $176,055 and $612,437 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)	Not applicable.

Item 5 –	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2020, the Audit and Valuation committee members were:

Rahn Porter

Nancy Yao Maasbach

C. William Maher

Steven Rappaport

(b)	Not applicable.

Item 6 –	Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 5, 2021.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.
Devan Kaloo Global Head Equities	Responsible for equities globally from the London office.	Currently, Global Head of Equities. Previously, Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.
Joanne Irvine Deputy Head of Global Emerging Markets	Responsible for emerging market equity portfolio management	Currently Deputy Head of GEM since 2017. Previously served as Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.
Flavia Cheong Head of Equities – Asia Pacific	Responsible for company research and oversight of portfolio construction for Asia Pacific Equities	Currently, Head of Equities — Asia Pacific for ASI. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2)  The information in the table below is as of December 31, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Devan Kaloo	Registered Investment Companies	6	$4,515.9	0	$0
	Pooled Investment Vehicles	17	$6,885.6	0	$0
	Other Accounts	24	$6,957.0	5	$1,224.1

Joanne Irvine	Registered Investment Companies	6	$4,515.9	0	$0
	Pooled Investment Vehicles	17	$6,885.6	0	$0
	Other Accounts	24	$6,957.0	5	$1,224.1

Flavia Cheong	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Total assets are as of December 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.37.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2020
Devan Kaloo	$0
Joanne Irvine	$0
Hugh Young	$0
Flavia Cheong	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11- Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	Not applicable

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date: March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date: March 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date: March 8, 2021

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies